SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 11, 2002



                                   MEDJET INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                       1-11765                 22-3283541
     (State or other            (Commission File Number)   (I.R.S. Employee
jurisdiction of incorporation)                           Identification Number)



                     1090 KING GEORGES POST ROAD, SUITE 301
                            EDISON, NEW JERSEY 08837
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 732-738-3990






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ITEM 5.    OTHER EVENTS.

         The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated November 11, 2002, filed herewith as
Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

               99.1       Press Release of Medjet Inc. dated November 11, 2002.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MEDJET INC.



Date: November 12, 2002             By: /s/Eugene I. Gordon, Ph.D.
                                       ----------------------------------------
                                       Eugene I. Gordon, Ph.D.
                                       Chairman of the Board and Chief Executive
                                         Officer



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                                  EXHIBIT INDEX

99.1     Press Release of Medjet Inc. dated November 11, 2002.




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